Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

18. Subsequent Events

Subsequent to December 31, 2019, the Group’s business has been significantly impacted by the coronavirus outbreak in China. The epidemic has resulted in quarantines, travel restrictions, and suspension of non-essential business all around China. The Group’s business operations, financial condition, operating results and cash flow for 2020 will adversely be affected by the outbreak, including but not limited to material negative impact to the Group’s total revenues, slower collection of accounts receivables, additional allowance for doubtful accounts and downward adjustments or impairment to the Group’s long-term investments. Due to the high uncertainty of the evolving situation, the Group has limited visibility on the full impact brought upon by the epidemic and the related financial impact cannot be estimated at this time.